EXHIBIT 32.2

FIRST HARTFORD CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Hartford Corporation (the “Company”) on Form 10-Q for the quarter ended July 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Stuart I. Greenwald, Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   1.   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  /s/ Stuart I. Greenwald

Stuart I. Greenwald

Treasurer & Chief Financial Officer

Date:  December 14, 2011